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                                    INDENTURE


                                     between


                  EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3,
                                    as Issuer



                                       and



                         U.S. BANK NATIONAL ASSOCIATION,
                     d/b/a FIRST BANK NATIONAL ASSOCIATION,
                              as Indenture Trustee



                           Dated as of August 1, 1997



                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3
                          Home Loan Asset Backed Notes,
                                  Series 1997-3


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions....................................................2
Section 1.02.  Incorporation by Reference of Trust Indenture Act..............9
Section 1.03.  Rules of Construction.........................................10

                                   ARTICLE II

                                    THE NOTES

Section 2.01.  Form..........................................................10
Section 2.02.  Execution, Authentication, Delivery and Dating................11
Section 2.03.  Registration; Registration of Transfer and Exchange...........11
Section 2.04.  Mutilated, Destroyed, Lost or Stolen Notes....................13
Section 2.05.  Persons Deemed Note Owners....................................13
Section 2.06.  Payment of Principal and Interest; Defaulted Interest.........14
Section 2.07.  Cancellation..................................................14
Section 2.08.  Conditions Precedent to the Authentication of the Notes.......15
Section 2.09.  Release of Collateral.........................................17
Section 2.10.  Book-Entry Notes..............................................17
Section 2.11.  Notices to Clearing Agency....................................18
Section 2.12.  Definitive Notes..............................................18
Section 2.13.  Tax Treatment.................................................20
Section 2.14.  Limitations on Transfer of the Class B-2 Notes................20

                                   ARTICLE III

                                    COVENANTS

Section 3.01.  Payment of Principal and Interest.............................21
Section 3.02.  Maintenance of Office or Agency...............................21
Section 3.03.  Money for Payments to Be Held in Trust........................22
Section 3.04.  Existence.....................................................23
Section 3.05.  Protection of Collateral......................................24
Section 3.06.  Annual Opinions as to Collateral..............................24
Section 3.07.  Performance of Obligations; Servicing of Home Loans...........25
Section 3.08.  Negative Covenants............................................27
Section 3.09.  Annual Statement as to Compliance.............................28
Section 3.10.  Covenants of the Issuer.......................................28
Section 3.11.  Servicer's Obligations........................................28


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Section 3.12.  Restricted Payments...........................................28
Section 3.13.  Treatment of Notes as Debt for Tax Purposes...................29
Section 3.14.  Notice of Events of Default...................................29
Section 3.15.  Further Instruments and Acts..................................29

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 4.01.  Satisfaction and Discharge of Indenture.......................29
Section 4.02.  Application of Trust Money....................................30
Section 4.03.  Repayment of Moneys Held by Paying Agent......................31

                                    ARTICLE V

                                    REMEDIES

Section 5.01.  Events of Default.............................................31
Section 5.02.  Acceleration of Maturity; Rescission and Annulment............32
Section 5.03.  Collection of Indebtedness and Suits for Enforcement by
               Indenture Trustee.............................................33
Section 5.04.  Remedies; Priorities..........................................35
Section 5.05.  Optional Preservation of the Collateral.......................37
Section 5.06.  Limitation of Suits...........................................37
Section 5.07.  Unconditional Rights of Noteholders to Receive Principal and
               Interest......................................................38
Section 5.08.  Restoration of Rights and Remedies............................38
Section 5.09.  Rights and Remedies Cumulative................................38
Section 5.10.  Delay or Omission Not a Waiver................................38
Section 5.11.  Control by Noteholders........................................38
Section 5.12.  Waiver of Past Defaults.......................................39
Section 5.13.  Undertaking for Costs.........................................39
Section 5.14.  Waiver of Stay or Extension Laws..............................39
Section 5.15.  Action on Notes...............................................40
Section 5.16.  Performance and Enforcement of Certain Obligations............40

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

Section 6.01.  Duties of Indenture Trustee...................................41
Section 6.02.  Rights of Indenture Trustee...................................42
Section 6.03.  Individual Rights of Indenture Trustee........................43
Section 6.04.  Indenture Trustee's Disclaimer................................43
Section 6.05.  Notices of Default............................................43
Section 6.06.  Reports by Indenture Trustee to Holders.......................43


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Section 6.07.  Compensation and Indemnity....................................43
Section 6.08.  Replacement of Indenture Trustee..............................44
Section 6.09.  Successor Indenture Trustee by Merger.........................45
Section 6.10.  Appointment of Co-Indenture Trustee or Separate Indenture
               Trustee.......................................................45
Section 6.11.  Eligibility; Disqualification.................................46
Section 6.12.  Preferential Collection of Claims Against Issuer..............47

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.  Issuer to Furnish Indenture Trustee Names and Addresses of
               Noteholders...................................................47
Section 7.02.  Preservation of Information; Communications to Noteholders....47
Section 7.03.  Reports by Issuer.............................................47
Section 7.04.  Reports by Indenture Trustee..................................48
Section 7.05.  144A Information..............................................48

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01.  Collection of Money...........................................48
Section 8.02.  Trust Accounts; Distributions.................................49
Section 8.03.  General Provisions Regarding Accounts.........................50
Section 8.04.  Servicer's Monthly Statements.................................50
Section 8.05.  Release of Collateral.........................................50
Section 8.06.  Opinion of Counsel............................................51

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.01.  Supplemental Indentures Without Consent of Noteholders........51
Section 9.02.  Supplemental Indentures with Consent of Noteholders...........53
Section 9.03.  Execution of Supplemental Indentures..........................54
Section 9.04.  Effect of Supplemental Indentures.............................54
Section 9.05.  Conformity with Trust Indenture Act...........................54
Section 9.06.  Reference in Notes to Supplemental Indentures.................54
Section 9.07.  Amendments to Trust Agreement.................................55

                                    ARTICLE X

                               REDEMPTION OF NOTES

Section 10.01. Redemption....................................................55


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Section 10.02. Form of Redemption Notice.....................................55
Section 10.03. Notes Payable on Redemption Date; Provision for Payment of
               Indenture Trustee.............................................56

                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.01. Compliance Certificates and Opinions, etc.....................56
Section 11.02. Form of Documents Delivered to Indenture Trustee..............58
Section 11.03. Acts of Noteholders...........................................58
Section 11.04. Notices, etc., to Indenture Trustee, Issuer and Rating
               Agencies......................................................59
Section 11.05. Notices to Noteholders; Waiver................................60
Section 11.06. Conflict with Trust Indenture Act.............................60
Section 11.07. Effect of Headings and Table of Contents......................60
Section 11.08. Successors and Assigns........................................60
Section 11.09. Separability..................................................61
Section 11.10. Benefits of Indenture.........................................61
Section 11.11. Legal Holidays................................................61
Section 11.12. Governing Law.................................................61
Section 11.13. Counterparts..................................................61
Section 11.14. Recording of Indenture........................................61
Section 11.15. Trust Obligation..............................................61
Section 11.16. No Petition...................................................62
Section 11.17. Inspection....................................................62

                                    EXHIBITS
EXHIBIT A    - Forms of Notes
EXHIBIT B-1  - Form of Transferor Affidavit (144A)
EXHIBIT B-2  - Form of Transferee Affidavit (Accredited Investor)
EXHIBIT B-3  - Form of Transfer Affidavit
EXHIBIT C    - Form of Securities Legend


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            This Indenture entered into effective August 1, 1997, between EMPIRE
FUNDING HOME LOAN OWNER TRUST 1997-3, a Delaware business trust, as Issuer (the "Issuer"), and U.S. BANK NATIONAL ASSOCIATION, d/b/a FIRST BANK NATIONAL ASSOCIATION, as Indenture Trustee (the "Indenture Trustee"),

                          W I T N E S S E T H  T H A T:

            In consideration of the mutual covenants herein contained, the Issuer and the Indenture Trustee hereby agree as follows for the benefit of each of them and for the equal and ratable benefit of the holders of the Issuer's Class A-1 9.09% Home Loan Asset Backed Notes (the "Class A-1 Notes"), Class A-2 7.75% Home Loan Asset Backed Notes (the "Class A-2 Notes"), Class A-3 7.35% Home Loan Asset Backed Notes (the "Class A-3 Notes"), Class A-4 7.16% Home Loan Asset Backed Notes (the "Class A-4 Notes"), Class A-5 7.21% Home Loan Asset Backed Notes (the "Class A-5 Notes"), Class A-6 7.43% Home Loan Asset Backed Notes (the "Class A-6 Notes"), Class A-7 7.62% Home Loan Asset Backed Notes (the "Class A-7 Notes"), Class M-1 7.45% Home Loan Asset Backed Notes (the "Class M-1 Notes"), Class M-2 7.41% Home Loan Asset Backed Notes (the "Class M-2 Notes"), Class B-1 7.75% Home Loan Asset Backed Notes (the "Class B-1 Notes") and Class B-2 8.69% Home Loan Asset Backed Notes (the "Class B-2 Notes" and, together with the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1 Notes, Class M-2 Notes and Class B-1 Notes, the "Notes"):

                                 GRANTING CLAUSE

            Subject to the terms of this Indenture, the Issuer hereby Grants on the Closing Date, to the Indenture Trustee, as Indenture Trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to: (i) the Trust Estate (as defined in the Sale and Servicing Agreement);
(ii) all right, title and interest of the Issuer in and to the Sale and Servicing Agreement (including the Issuer's right to cause the Transferor to repurchase Home Loans from the Issuer under certain circumstances described therein); (iii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing; (iv) all funds on deposit from time to time in the Trust Accounts (including the Certificate Distribution Account); and (v) all other property of the Trust from time to time (collectively, the "Collateral").


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            The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

            The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts hereunder and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may adequately and effectively be protected. The Indenture Trustee agrees and acknowledges that the Indenture Trustee's Home Loan Files will be held by the Custodian for the benefit of the Indenture Trustee in St. Paul, Minnesota. The Indenture Trustee further agrees and acknowledges that each other item of Collateral that is physically delivered to the Indenture Trustee will be held by the Indenture Trustee in St. Paul, Minnesota.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Definitions. (a) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

            "Act" has the meaning specified in Section 11.03(a) hereof.

            "Administration Agreement" means the Administration Agreement dated as of August 1, 1997, among the Administrator, the Issuer and the Company.

            "Administrator" means U.S. Bank National Association, d/b/a First Bank National Association, a national banking association, or any successor Administrator under the Administration Agreement.

            "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized


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Officers delivered by the Administrator to the Indenture Trustee on the Closing
Date (as such list may be modified or supplemented from time to time thereafter).

            "Basic Documents" means the Certificate of Trust, the Trust Agreement, this Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Custodial Agreement, the Note Depository Agreement and other documents and certificates delivered in connection herewith or therewith.

            "Book-Entry Notes" means a beneficial interest in the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2, Class B-1 or Class B-2 Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 hereof.

            "Business Day" means any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in The City of New York or the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

            "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit C to the Trust Agreement.

            "Class A-1 Notes", "Class A-2 Notes", "Class A-3 Notes", "Class A-4 Notes", "Class A-5 Notes", "Class A-6 Notes", "Class A-7 Notes", "Class B-1 Notes", "Class B-2 Notes", "Class M-1 Notes" and "Class M- 2 Notes" shall each have the meaning assigned thereto in the "WITNESSETH THAT" Clause of this Indenture.

            "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

            "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for which from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

            "Closing Date" means August 22, 1997.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

            "Collateral" has the meaning specified in the Granting Clause of this Indenture.

            "Commission" means the Securities and Exchange Commission.

            "Company" means Empire Funding Corp., an Oklahoma corporation, or any successor in interest thereto.

            "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at


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date of execution of this Agreement is located at 180 East Fifth Street, St.
Paul, Minnesota 55101; Attention: Corporate Trust Department, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by notice to the Noteholders and the Issuer.

            "DCR" means Duff & Phelps Credit Rating Co. or any successor thereto.

            "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

            "Definitive Notes" has the meaning specified in Section 2.12 hereof.

            "Depositor" shall mean PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation, in its capacity as depositor under the Sale and Servicing Agreement, or any successor in interest thereto.

            "Depository Institution" means any depository institution or trust company, including the Indenture Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated A-1 by Standard & Poor's and DCR (or comparable ratings if Standard & Poor's and DCR are not the Rating Agencies).

            "Distribution Date" means the 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following such day, commencing in September 1997.

            "Due Period" means, with respect to any Distribution Date and any Class of Notes, the calendar month immediately preceding the month of such Distribution Date.

            "Event of Default" has the meaning specified in Section 5.01 hereof.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

            "Final Scheduled Distribution Date" means with respect to any Class of Notes, the Distribution Date in April 2023.

            "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and


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options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

            "Indenture Trustee" means U.S. Bank National Association, d/b/a First Bank National Association, a national banking corporation, as Indenture Trustee under this Indenture, or any successor Indenture Trustee hereunder.

            "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Transferor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 hereof, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

            "Issuer" means Empire Funding Home Loan Owner Trust 1997-3 until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

            "Issuer Order" and "Issuer Request" mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

            "Note" means a Class A-1 Note, Class A-2 Note, Class A-3 Note, Class A-4 Note, Class A-5 Note, Class A-6 Note, Class A-7 Note, Class M-1 Note, Class M-2 Note, Class B-1 Note or Class B-2 Note, as applicable.


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            "Note Depository Agreement" means the agreement to be entered into among the Issuer, the Administrator, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Book-Entry Notes.

            "Note Interest Rate" means, with respect to any Class of Notes, the applicable rate per annum specified below (computed on the basis of a 360-day year assumed to consist of twelve 30-day months):

            Class A-1:  9.09%
            Class A-2:  7.75%
            Class A-3:  7.35%
            Class A-4:  7.16%
            Class A-5:  7.21%
            Class A-6:  7.43%
            Class A-7:  7.62%; provided, however, that commencing on the first day of the month in which the Clean-up Call Date occurs, the Note Interest Rate for the Class A-7 Notes shall be 8.12%
            Class M-1:  7.45%
            Class M-2:  7.41%
            Class B-1:  7.75%
            Class B-2:  8.69%

            "Note Owner" means, with respect to a Book-Entry Note, the Person that is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

            "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.03 hereof.

            "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer or the Administrator, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 hereof, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer or the Administrator.

            "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be an employee of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee, as Indenture Trustee, and shall comply with any applicable requirements of Section 11.01 hereof and shall be in form and substance satisfactory to the Indenture Trustee.


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            "Outstanding" means, with respect to any Note and as of the date of determination, any Note theretofore authenticated and delivered under this Indenture except:

            (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

            (ii) Notes or portions thereof the payment for which money in the necessary amount has theretofore been deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice satisfactory to the Indenture Trustee has been made);

            (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Transferor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be owned in such manner shall be disregarded. Notes owned in such manner that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee that the pledgee has the right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferor or any Affiliate of any of the foregoing Persons; and

            (iv) Notes for which the related Final Scheduled Distribution Date has occurred.

            "Outstanding Amount" means the aggregate principal amount of all Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

            "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

            "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 hereof and is authorized by the Issuer to make payments to and distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

            "Payment Date" means any Distribution Date.


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

            "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, limited liability company, limited liability partnership or government or any agency or political subdivision thereof.

            "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.04 hereof in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

            "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

            "Rating Agency" means either or both of (i) Standard & Poor's or
(ii) DCR. If no such organization or successor thereto is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person rating the Notes.

            "Rating Agency Condition" means, with respect to any applicable action, that each Rating Agency shall have been given 10 days' prior notice thereof (or such shorter period as is acceptable to each Rating Agency) and that each of the Rating Agencies shall have notified the Depositor, the Servicer and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

            "Record Date" means, as to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.01 hereof, the Distribution Date specified by the Servicer or the Issuer pursuant to such Section 10.01.

            "Registered Holder" means the Person in the name of which a Note is registered on the Note Register on the applicable Record Date.

            "Residual Interest Certificate" has the meaning assigned to such term in Section 1.1 of the Trust Agreement.

            "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.


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            "Sale and Servicing Agreement" means the Sale and Servicing
Agreement dated as of August 1, 1997, among the Issuer, PaineWebber Mortgage Acceptance Corporation IV, as Depositor, and Empire Funding Corp., as Transferor and Servicer, and U.S. Bank National Association, d/b/a First Bank National Association, as Indenture Trustee and Co-Owner Trustee.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Servicer" shall mean Empire Funding Corp., in its capacity as servicer under the Sale and Servicing Agreement, and any Successor Servicer thereunder.

            "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies or any successor thereto.

            "State" means any one of the States of the United States of America or the District of Columbia.

            "Successor Servicer" has the meaning specified in Section 3.07(e) hereof.

            "Trust Agreement" means the Trust Agreement dated as of August 1, 1997, among PaineWebber Mortgage Acceptance Corporation IV, as Depositor, Empire Funding Corp., as the Company, Wilmington Trust Company, as Owner Trustee, and U.S. Bank National Association, d/b/a First Bank National Association, as Co-Owner Trustee.

            "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

            "UCC" means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

            (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Sale and Servicing Agreement for all purposes of this Indenture.

            Section 1.02. Incorporation by Reference of Trust Indenture Act. (a) Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "indenture securities" means the Notes.

            "indenture security holder" means a Noteholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Indenture Trustee.

            "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

            (b) All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by rule of the Securities and Exchange Commission have the respective meanings assigned to them by such definitions.

            Section 1.03. Rules of Construction. Unless the context otherwise requires:

            (i) a term has the meaning assigned to it;

            (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect in the United States from time to time;

            (iii) "or" is not exclusive;

            (iv) "including" means including without limitation;

            (v) words in the singular include the plural and words in the plural include the singular; and

            (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                    THE NOTES

            Section 2.01. Form. The Notes shall be designated as the "Empire Funding Home Loan Owner Trust 1997-3 Asset Backed Notes, Series 1997-3". Each Class of Notes shall be in substantially the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

            The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

            Each Note shall be dated the date of its authentication. The terms of the Notes are set forth in Exhibit A hereto. The terms of each Class of Notes are part of the terms of this Indenture.

            Section 2.02. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee or the Administrator. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

            Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee or the Administrator shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

            Subject to the satisfaction of the conditions set forth in Section
2.08 hereof, the Indenture Trustee shall upon Issuer Order authenticate and deliver the eleven Classes of Notes for original issue in the following principal amounts: Class A-1, $17,215,000.00; Class A-2, $29,968,000.00; Class
A-3, $32,492,000.00; Class A-4, $21,015,000.00; Class A-5, $24,232,000.00; Class
A-6, $20,550,000.00; Class A-7, $12,851,519.41; Class M-1, $33,805,733.68; Class
M-2, $14,085,722.37; Class B-1, $13,522,293.47; Class B-2, $5,634,288.95. The
aggregate principal amounts of such Classes of Notes outstanding at any time may not exceed such respective amounts.

            The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated August 22, 1997. All other Notes that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $25,000 and integral multiples of $1,000 in excess thereof.

            No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

            Section 2.03. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

            If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

            Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02 hereof, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

            At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

            All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

            Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agents' Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

            No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.06 hereof not involving any transfer.

            The preceding provisions of this Section 2.03 notwithstanding, the Issuer shall not be required to make, and the Note Registrar need not register, transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

            Section 2.04. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may reasonably be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, an Authorized Officer of the Owner Trustee or the Administrator on behalf of the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to which it was delivered or any Person taking such replacement Note from such Person to which such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

            Upon the issuance of any replacement Note under this Section 2.04, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

            Every replacement Note issued pursuant to this Section 2.04 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

            The provisions of this Section 2.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            Section 2.05. Persons Deemed Note Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which any Note is registered (as of the day of determination) as the Note Owner for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture

Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

            Section 2.06. Payment of Principal and Interest; Defaulted Interest.
(a) Each Class of Notes shall accrue interest at the related Note Interest Rate, and such interest shall be payable on each Distribution Date as specified in Exhibit A hereto, subject to Section 3.01 hereof. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in the name of which such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12 hereof, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the applicable Final Scheduled Distribution Date for such Class of Notes (and except for the Termination Price for any Note called for redemption pursuant to Section 10.01) hereof, which shall be payable as provided in Section 2.06(b) below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03 hereof.

            (b) The principal of each Note shall be payable in installments on each Distribution Date as provided in the forms of the Notes set forth in Exhibit A hereto. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes of a Class of Notes shall be due and payable, if not previously paid, on the earlier of (i) the applicable Final Scheduled Distribution Date of such Class, (ii) the Redemption Date or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 hereof.

            All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02 hereof.

            Section 2.07. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall promptly be cancelled by the Indenture

Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall promptly be cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.07, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, however, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

            Section 2.08. Conditions Precedent to the Authentication of the Notes. The Notes may be authenticated by the Indenture Trustee, upon Issuer Request and upon receipt by the Indenture Trustee of the following:

            (a) An Issuer Order authorizing the execution and authentication of such Notes by the Issuer.

            (b) All of the items of Collateral which shall be delivered to the Indenture Trustee or its designee.

            (c) An executed counterpart of the Trust Agreement.

            (d) An Opinion of Counsel addressed to the Indenture Trustee to the effect that:

            (i) all conditions precedent provided for in this Indenture relating to the authentication of the Notes have been complied with;

            (ii) the Owner Trustee and Co-Owner Trustee have power and authority to execute, deliver and perform their obligations under the Trust Agreement;

            (iii) the Issuer has been duly formed, is validly existing as a business trust under the laws of the State of Delaware, 12 Del. C. Section 3801 et seq., and has power, authority and legal right to execute and deliver this Indenture, the Administration Agreement and the Sale and Servicing Agreement;

            (iv) assuming due authorization, execution and delivery hereof by the Indenture Trustee, the Indenture is the valid, legal and binding obligation of the Issuer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a Proceeding in equity or at law);

            (v) the Notes, when executed and authenticated as provided herein and delivered against payment therefor, will be the valid, legal and binding obligations of the Issuer pursuant to the terms of this Indenture, entitled to the benefits of this Indenture, and will be enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a Proceeding in equity or at law);

            (vi) the Trust Agreement authorizes the Issuer to Grant the Collateral to the Indenture Trustee as security for the Notes;

            (vii) this Indenture has been duly qualified under the Trust Indenture Act;

            (viii) no authorization, approval or consent of any governmental body having jurisdiction in the premises which has not been obtained by the Issuer is required to be obtained by the Issuer for the valid issuance and delivery of the Notes, except that no opinion need be expressed with respect to any such authorizations, approvals or consents as may be required under any state securities or "blue sky" laws; and

            (ix) any other matters as the Indenture Trustee may reasonably request.

            (e) An Officer's Certificate complying with the requirements of
Section 11.01 hereof and stating that:

            (i) the Issuer is not in Default under this Indenture and the issuance of the Notes applied for will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust Agreement, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with;

            (ii) the Issuer is the owner of all of the Home Loans, has not assigned any interest or participation in the Home Loans (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant all of the Home Loans to the Indenture Trustee;

            (iii) the Issuer has Granted to the Indenture Trustee all of its right, title and interest in and to the Collateral, and has delivered or caused the same to be delivered to the Indenture Trustee;

            (iv) attached thereto are true and correct copies of letters signed by Standard & Poor's and DCR confirming that the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Notes have been rated "AAA" and letters signed by Standard & Poor's and DCR confirming that the Class M-1 Notes have been rated

      "AA", the Class M-2 Notes have been rated "A-", the Class B-1 Notes have been rated "BBB" and the Class B-2 Notes have been rated "BB"; and

            (v) all conditions precedent provided for in this Indenture relating to the authentication of the Notes have been complied with.

            Section 2.09. Release of Collateral. (a) Except as otherwise provided in subsections (b) and (c) of this Section 2.09, Section 11.01 hereof and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(l) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

            (b) The Servicer, on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Home Loan and the related Mortgaged Property at any time (i) after a payment by the Transferor or the Issuer of the Purchase Price of the Home Loan, (ii) after a Qualified Substitute Home Loan is substituted for such Home Loan and payment of the Substitution Adjustment, if any, (iii) after liquidation of the Home Loan in accordance with Section 4.11 of the Sale and Servicing Agreement and the deposit of all Recoveries thereon in the Collection Account, or (iv) upon the termination of a Home Loan (due to, among other causes, a prepayment in full of the Home Loan and sale or other disposition of the related Mortgaged Property), if the Issuer delivers to the Indenture Trustee an Issuer Request (A) identifying the Home Loan and the related Mortgaged Property to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, and (D) certifying that the amount deposited in the Collection Account (x) equals the Purchase Price of the Home Loan, in the event a Home Loan and the related Mortgaged Property are being released from the lien of this Indenture pursuant to item (i) above, (y) equals the Substitution Adjustment related to the Qualified Substitute Home Loan and the Deleted Home Loan released from the lien of the Indenture pursuant to item
(ii) above, or (z) equals the entire amount of Recoveries received with respect to such Home Loan and the related Mortgaged property in the event of a release from the lien of this Indenture pursuant to items (iii) or (iv) above.

            (c) The Indenture Trustee shall, if requested by the Servicer, temporarily release or cause the Custodian temporarily to release to the Servicer the Indenture Trustee's Home Loan File pursuant to the provisions of
Section 7.02 of the Sale and Servicing Agreement upon compliance by the Servicer with the provisions thereof; provided, however, that the Indenture Trustee's Home Loan File shall have been stamped to signify the Issuer's pledge to the Indenture Trustee under the Indenture.

            Section 2.10. Book-Entry Notes. The Notes, when authorized by an Issuer Order, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by or on behalf of the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12 hereof. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.12 hereof:

            (i) the provisions of this Section 2.10 shall be in full force and effect;

            (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

            (iii) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this Indenture, the provisions of this Section 2.10 shall control;

            (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to Section 2.12 hereof, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

            (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

            Section 2.11. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to
Section 2.12 hereof, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency and shall have no obligation to such Note Owners.

            Section 2.12. Definitive Notes. (a) If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Owners of the Book-Entry Notes representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

            (b) Notwithstanding the foregoing, (i) Holders of the Class B-2 Notes held as Book-Entry Notes, may transfer such Class B-2 Notes to transferees who will hold such Class B-2 Notes as Definitive Notes and (ii) Holders of the Class B-2 Notes held as Definitive Notes, may transfer the Class B-2 Notes to transferees who will hold such Class B-2 Notes as Book-Entry Notes, if the conditions set forth in this Section 2.12 are satisfied.

            Any and all transfers from a Holder of a Class B-2 Book-Entry Note to a transferee wishing to take delivery in the form of a Definitive Note will require the transferee to take delivery subject to the restrictions on the transfer of such Definitive Note described in the legend set forth on the face of the Class B-2 Note substantially in the form of Exhibit C as attached hereto (the "Legend"), and such transferee agrees that it will transfer such a Class B-2 Note only as provided therein and herein. No such transfer shall be made and the Indenture Trustee shall not register any such transfer unless such transfer is made in accordance with Section 2.12(b) and Section 2.14.

            Upon acceptance for exchange or transfer of a beneficial interest in a Class B-2 Book-Entry Note for a Definitive Note as provided herein, the Indenture Trustee shall endorse on (or cause the endorsement of) the schedule affixed to the related Book-Entry Note (or on a continuation of such schedule affixed to the such Book-Entry Note and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the principal balance of such Book-Entry Note equal to the principal balance of such Definitive Note issued in exchange therefor or upon transfer thereof. Unless determined otherwise by the Indenture Trustee in accordance with applicable law, a Definitive Note issued upon transfer of or exchange for a beneficial interest in a Class B-2 Book-Entry Note shall bear the Legend.

            If a Holder of a Class B-2 Definitive Note wishes at any time to transfer such Definitive Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Book-Entry Note, such transfer may be effected only in accordance with the applicable procedures of the Depository Institution, and Section 2.12(b) and Section 2.14. Upon receipt by the Indenture Trustee at the Corporate Trust Office of (1) the Class B-2

Definitive Note to be transferred with an assignment and transfer, (2) written instructions given in accordance with the applicable procedures from a participant directing the Indenture Trustee to credit or cause to be credited to another specified participant's account a beneficial interest in the Book-Entry Note, in an amount equal to the principal balance of such Definitive Note to be so transferred, (3) a written order given in accordance with the applicable procedures containing information regarding the account of the participant to be credited with such beneficial interest, and (4) transfer documentation received for a "Qualified Institutional Buyer" pursuant to Section 2.14, the Trustee shall cancel such Definitive Note, execute and deliver a new Definitive Note for the principal balance of the Definitive Note not so transferred, registered in the name of the Holder or the Holder's transferee (as instructed by the Holder), and the Indenture Trustee shall instruct the Depository Institution to increase the principal balance of the Book-Entry Note, by the principal balance of the Definitive Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a corresponding principal balance of the Book-Entry Note.

            Under no circumstances may an institutional "accredited investor" within Regulation D of the Securities Act take delivery in the form of a beneficial interest in a Class B-2 Book-Entry Note if such purchaser is not a "qualified institutional buyer" as defined under Rule 144A under the Securities Act.

            An exchange of a beneficial interest in a Class B-2 Book-Entry Note for a Definitive Note or Notes, an exchange of a Class B-2 Definitive Note or Notes for a beneficial interest in the Book-Entry Note and exchange of a Class B-2 Definitive Note or Notes for another Definitive Note or Notes (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and in the case of the Book-Entry Note, so long as the Book-Entry Note remains outstanding and is held by or on behalf of the Depository Institution), may be made only in accordance with Section 2.12(b) and Section 2.14 and in accordance with the rules of the Depository Institution.

            Section 2.13. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that for all purposes, including federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for all purposes, including federal, state and local income, single business and franchise tax purposes, as indebtedness of the Issuer.

            SECTION 2.14. Limitations on Transfer of the Class B-2 Notes. The Class B-2 Notes have not been and will not be registered under the Securities Act and will not be listed on any exchange. No transfer of a Class B-2 Definitive Note or exchange of a Class B-2 Definitive Note for a Class B-2 Book-Entry Note (or vice versa) shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer of Class B-2 Note in

Definitive Note form is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the prospective transferee shall (A) in the event that the transfer is made in reliance upon Rule 144A under the Securities Act, the Indenture Trustee shall require that the transferor deliver a certification substantially in the form of Exhibit B-1 hereto, or (B) in the event that the transfer is made to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a "qualified institutional buyer," the Indenture Trustee shall require that the transferee deliver a certification substantially in the form of Exhibit B-2 hereto. In the event of a transfer of a Class B-2 Note pursuant to clause (A) or
(B) in the immediately preceding sentence, the Indenture Trustee shall require that the transferee deliver a certification substantially in the form of Exhibit B-3 hereto.

                                   ARTICLE III

                                    COVENANTS

            Section 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay (or will cause to be paid duly and punctually) the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to and in accordance with Section 8.02(c) hereof, the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on each Distribution Date deposited therein pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to the Class A-2 Noteholders, (iii) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders, (iv) for the benefit of the Class A-4 Notes, to the Class A-4 Noteholders, (v) for the benefit of the Class A-5 Notes, to the Class A-5 Noteholders, (vi) for the benefit of the Class A-6 Notes, to the Class A-6 Noteholders, (vii) for the benefit of the Class A-7 Notes, to the Class A-7 Noteholders, (viii) for the benefit of the Class M-1 Notes, to the Class M-1 Noteholders, (ix) for the benefit of the Class M-2 Notes, to the Class M-2 Noteholders, (x) for the benefit of the Class B-1 Notes, to the Class B-1 Noteholders and (xi) for the benefit of the Class B-2 Notes, to the Class B-2 Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture. The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral, as provided in this Indenture. The Issuer shall not otherwise be liable for payments on the Notes. If any other provision of this Indenture shall be deemed to conflict with the provisions of this Section 3.01, the provisions of this
Section 3.01 shall control.

            Section 3.02. Maintenance of Office or Agency. The Issuer will or will cause the Administrator to maintain in the Borough of Manhattan in The City of New York an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Administrator to serve as its agent for the foregoing purposes and to serve as Paying Agent with respect to the Notes and the

Certificates. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

            Section 3.03. Money for Payments to Be Held in Trust. As provided in
Section 8.02(a) and (b) hereof, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.02(c) hereof shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.

            On or before the Business Day preceding each Distribution Date and the Redemption Date, the Paying Agent shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts due on such Distribution Date or the Redemption Date under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

            Any Paying Agent shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Issuer shall be a Person which would be eligible to be Indenture Trustee hereunder as provided in Section 6.11 hereof. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a Depository Institution.

            The Issuer will cause each Paying Agent other than the Administrator to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

            (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

            (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

            (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

            (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

            (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Issuer shall have first provided the calculations pertaining thereto to the Indenture Trustee.

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Subject to applicable laws with respect to escheat of funds or abandoned property, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published, once in a newspaper of general circulation in The City of New York customarily published in the English language on each Business Day, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

            Section 3.04. Existence. (a) Subject to subparagraph (b) of this
Section 3.04, the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral.

            (b) Any successor to the Owner Trustee or Co-Owner Trustee appointed pursuant to Section 10.2 of the Trust Agreement shall be the successor Owner Trustee or Co-Owner Trustee, respectively, under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

            (c) Upon any consolidation or merger of or other succession to the Owner Trustee, the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

            Section 3.05. Protection of Collateral. The Issuer will from time to time execute and deliver all such reasonable supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

            (i) provide further assurance with respect to the Grant of all or any portion of the Collateral;

            (ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

            (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

            (iv) enforce any rights with respect to the Collateral; or

            (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all persons and parties.

            The Issuer hereby designates the Administrator, its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.05.

            Section 3.06. Annual Opinions as to Collateral. On or before March 15th in each calendar year, beginning in 1998, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 15th of the following calendar year.

            Section 3.07. Performance of Obligations; Servicing of Home Loans.
(a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

            (b) The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Administrator under the Administration Agreement) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture. The Administrator must at all times be the same Person as the Indenture Trustee.

            (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, in the Basic Documents and in the instruments and agreements included in the Collateral, including but not limited to (i) filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement and (ii) recording or causing to be recorded all Mortgages, Assignments of Mortgage, all intervening Assignments of Mortgage and all assumption and modification agreements required to be recorded by the terms of the Sale and Servicing Agreement, in accordance with and within the time periods provided for in this Indenture and/or the Sale and Servicing Agreement, as applicable. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Holders of at least a majority of the Outstanding Amount of the Notes.

            (d) If the Issuer shall have knowledge of the occurrence of an Event of Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If such an Event of Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Home Loans, the Issuer shall take all reasonable steps available to it to remedy such failure.

            (e) As promptly as possible after the giving of notice to the Servicer of the termination of the Servicer's rights and powers pursuant to
Section 10.01 of the Sale and Servicing Agreement, the Indenture Trustee shall appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer shall not have been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer other than the Indenture Trustee shall (i) satisfy the criteria specified in Section
4.07 of the Sale and Servicing Agreement and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such new servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and in accordance with Section 10.02 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the Home Loans (such agreement to be in form and substance satisfactory to the Indenture Trustee). The servicing fee paid to any Successor Servicer shall not be in excess of the Servicing Fee being paid to the initial Servicer. If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Home Loans as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as Successor Servicer and the servicing of the Home Loans. In case the Indenture Trustee shall become Successor Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates, provided that it shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Servicer.

            (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed, the Indenture Trustee shall notify the Issuer of such appointment, specifying in such notice the name and address of such Successor Servicer.

            (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement) or the Basic

Documents, or waive timely performance or observance by the Servicer or the Depositor under the Sale and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall so be consented to by the Indenture Trustee, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

            Section 3.08. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

            (i) except as expressly permitted by this Indenture or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Indenture Trustee;

            (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

            (iii) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of Notes pursuant to this Indenture, or amend the Trust Agreement as in effect on the Closing Date other than in accordance with Section
      11.1 thereof;

            (iv) issue debt obligations under any other indenture;

            (v) incur or assume any indebtedness or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

            (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

            (vii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may expressly be permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Mortgaged Properties and arising solely as a result of an action or omission of the related Obligors) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Collateral;

            (viii) remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal; or

            (ix) take any other action or fail to take any action which may cause the Issuer to be taxable as (a) an association pursuant to Section 7701 of the Code and the corresponding regulations or (b) as a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.

            Section 3.09. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing in the fiscal year 1998), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

            (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

            (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

            Section 3.10. Covenants of the Issuer. All covenants of the Issuer in this Indenture are covenants of the Issuer and are not covenants of the Owner Trustee. The Owner Trustee is, and any successor Owner Trustee under the Trust Agreement will be, entering into this Indenture solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

            Section 3.11. Servicer's Obligations. The Issuer shall cause the Servicer to comply with the Sale and Servicing Agreement.

            Section 3.12. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Servicer, the Indenture Trustee, the Owner Trustee, the Noteholders and the holders of the Residual Interest Certificate as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement and (y) payments to the Indenture Trustee pursuant to Section 1(a)(ii) of the Administration Agreement. The Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

            Section 3.13. Treatment of Notes as Debt for Tax Purposes. The Issuer shall, and shall cause the Administrator to, treat the Notes as indebtedness for all purposes.

            Section 3.14. Notice of Events of Default. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Servicer or the Transferor of its obligations under the Sale and Servicing Agreement and each default on the part of the Transferor of its obligations under the Home Loan Purchase Agreement.

            Section 3.15. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

            Section 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes (except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.05, 3.08 and 3.10 hereof, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 hereof and the obligations of the Indenture Trustee under
Section 4.02 hereof) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when all of the following have occurred:

            (A)   either

(1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.04 hereof and (ii) Notes for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03 hereof) shall have been delivered to the Indenture Trustee for cancellation; or

(2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

      a.    shall have become due and payable, or

      b. will become due and payable within one year following the Final Scheduled Distribution Date applicable to the Class B-2 Notes, or

      c. are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

      d. and the Issuer, in the case of clause a., b. or c. above, has irrevocably deposited or caused irrevocably to be deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Final Scheduled Distribution Date of such Class of Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01 hereof), as the case may be; and

            (B) the latest of (a) 18 months after payment in full of all outstanding obligations under the Notes, (b) the payment in full of all unpaid Trust Fees and Expenses and (c) the date on which the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

            (C) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) hereof and, subject to Section 11.02 hereof, each stating that all conditions precedent herein provided for, relating to the satisfaction and discharge of this Indenture with respect to the Notes, have been complied with.

            Section 4.02. Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

            Section 4.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 hereof and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V

                                    REMEDIES

            Section 5.01. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of any interest on any Note when the same becomes due and payable, and continuance of such default for a period of five
(5) days to the extent that amounts on deposit in the Note Distribution Account are sufficient to make such payment due on the related Distribution Date; or

            (b) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable to the extent that amounts on deposit in the Note Distribution Account are sufficient to make such payment due on the related Distribution Date; or

            (c) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, the Sale and Servicing Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

            (d) default in the observance or performance of any covenant or agreement of the Company made in the Trust Agreement or any representation or warranty of the Company made in the Trust Agreement, proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such Default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

            (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (f) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

            The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clauses (c) and (d) above, the status of such event and what action the Issuer is taking or proposes to take with respect thereto.

            Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee, at the direction or upon the prior written consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes, may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

            At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the moneys due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the Outstanding Amount of the Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

            (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

      1. all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

      2. all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

            (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12 hereof. No such rescission shall affect any subsequent default or impair any right consequent thereto.

            Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

            (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee may, and shall at the direction of the majority of the Holders of the Notes, institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

            (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, and shall at the direction of the majority of the Holders of the Notes, as more particularly provided in Section 5.04 hereof, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

            (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered by intervention in such Proceedings or otherwise:

            (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee, and its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

            (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

            (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and the Indenture Trustee on their behalf; and

            (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

            (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

            (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, shall be for the ratable benefit of the Holders of the Notes.

            (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

            Section 5.04. Remedies; Priorities.

            (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and at the direction of a majority of the Holders of the Notes shall, do one or more of the following (subject to Section 5.05 hereof):

            (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

            (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

            (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders; and

            (iv) sell the Collateral or any portion thereof or rights or interest therein in a commercially reasonable manner, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default, unless
      (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or
      (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C) of this subsection (a)(iv), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

            (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

            FIRST: to the Indenture Trustee for the Indenture Trustee Fee then due and any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V and to the Owner Trustee for the Owner Trustee Fee then due;

            SECOND:to the Servicer for the Servicing Fee then due and unpaid;

            THIRD: to the Custodian for the Custodian Fee then due and unpaid;

            FOURTH:to the Servicer for any amounts then due and payable as the Servicing Advance Reimbursement Amount under the Sale and Servicing Agreement;

            FIFTH: to the Noteholders for amounts due and unpaid on the Notes for interest, pro rata according to the amounts due and payable on the Notes for interest;

            SIXTH: to the Noteholders for amounts due and unpaid on the Notes for principal, pro rata among the Holders of each Class of Notes, according to the amounts due and payable and in the order and priorities set forth in Sections 5.01(d) and (e) of the Sale and Servicing Agreement, until the Class Principal Balance of each such Class is reduced to zero; and

            SEVENTH: to the Owner Trustee or Co-Owner Trustee, as applicable, for any amounts to be distributed pro rata to the holders of the Residual Interest Certificate pursuant to the Trust Agreement.

            The Indenture Trustee may fix a record date and payment date for any payment to be made to the Noteholders pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder and the Issuer a notice that states the record date, the payment date and the amount to be paid.

            Section 5.05. Optional Preservation of the Collateral. If the Notes have been declared to be due and payable under Section 5.02 hereof following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

            Section 5.06. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

            (b) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

            (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

            (d) the Indenture Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

            (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 30-day period by the Holders of a majority of the Outstanding Amount of the Notes.

            It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

            In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

            Section 5.07. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the applicable Final Scheduled Distribution Date thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

            Section 5.08. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

            Section 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

            Section 5.11. Control by Noteholders. The Holders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture;

            (b) subject to the express terms of Section 5.04 hereof, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

            (c) if the conditions set forth in Section 5.05 hereof have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Collateral shall be of no force and effect; and

            (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

            Notwithstanding the rights of the Noteholders set forth in this
Section 5.11, subject to Section 6.01 hereof, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

            Section 5.12. Waiver of Past Defaults. The Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences, except a Default (a) in the payment of principal of or interest on any of the Notes or
(b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

            Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

            Section 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

            Section 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            Section 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) hereof.

            Section 5.16. Performance and Enforcement of Certain Obligations.

            (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Transferor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Transferor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Transferor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

            (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Holders of 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Transferor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Transferor or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

            Section 6.01. Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            (b) Except during the continuance of an Event of Default:

            (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

            (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

            (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 hereof.

            (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section 6.01.

            (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

            (f) Money held in trust by the Indenture Trustee shall be segregated from other funds except to the extent permitted by law or the terms of this Indenture or the Sale and Servicing Agreement.

            (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that the Indenture Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses and provided, further, that nothing in this Section 6.01(g) shall be construed to limit the exercise by the Indenture Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the Indenture Trustee's fees and expenses pursuant to Section 6.07 hereof. In determining that such repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Collateral pursuant to Section 6.07 hereof.

            (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

            (i) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (other than an Event of Default pursuant to Section 5.01(a) or (b) hereof) unless a Responsible Officer of the Indenture Trustee shall have received written notice thereof or otherwise shall have actual knowledge thereof. In the absence of receipt of notice or such knowledge, the Indenture Trustee may conclusively assume that there is no Event of Default.

            Section 6.02. Rights of Indenture Trustee.

            (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

            (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

            (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

            (d) The Indenture Trustee shall not be liable for (i) any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith; or (ii) any willful misconduct or gross negligence on the part of the Custodian.

            (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

            Section 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12 hereof.

            Section 6.04. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

            Section 6.05. Notices of Default. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

            Section 6.06. Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Holder to prepare its federal and state income tax returns.

            Section 6.07. Compensation and Indemnity. As compensation for its services hereunder, the Indenture Trustee shall be entitled to receive, on each Distribution Date, the Indenture Trustee's Fee pursuant to Section 8.02(c) hereof (which compensation shall not be limited by any law on compensation of a trustee of an express trust) and shall be entitled to reimbursement by the Servicer for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer agrees to cause the Transferor to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee so to notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder. The Issuer shall or shall cause the Servicer to defend any such claim, and the Indenture Trustee may have separate counsel reasonably acceptable to the Servicer and the Issuer shall or shall cause the Servicer to pay the reasonable fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

            The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in
Section 5.01(e) or (f) hereof with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

            Section 6.08. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

            (a) the Indenture Trustee fails to comply with Section 6.11 hereof;

            (b) the Indenture Trustee is adjudged a bankrupt or insolvent;

            (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

            (d) the Indenture Trustee otherwise becomes incapable of acting.

            If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

            A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

            If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

            If the Indenture Trustee fails to comply with Section 6.11 hereof, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

            Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.08, the Issuer's and the Administrator's obligations under
Section 6.07 hereof shall continue for the benefit of the retiring Indenture Trustee.

            Section 6.09. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, however, that such corporation or banking association shall otherwise be qualified and eligible under Section 6.11 hereof. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

            In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

            Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 hereof and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

            (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

            (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

            (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

            (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, jointly with the Indenture Trustee, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

            (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

            Section 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee which has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

            Section 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

            Section 7.02. Preservation of Information; Communications to Noteholders.

            (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

            (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

            (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

            Section 7.03. Reports by Issuer. (a) The Issuer shall:

            (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

            (ii) file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

            (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

            Section 7.04. Reports by Indenture Trustee. If required by TIA
Section 313(a), within 60 days after each March 1, beginning with March 1, 1998, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

            A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each securities exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any securities exchange.

            Section 7.05. 144A Information. The Indenture Trustee shall provide to any Holder of a Class B-2 Note and any prospective transferee designated by any such Holder information regarding the Class B-2 Notes and the Home Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) under the Securities Act for transfer of any such Note without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A under the Securities Act. Each Holder of a Class B-2 Note desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer, the Owner Trustee, the Indenture Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

            Section 8.01. Collection of Money.

            General. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V hereof.

            Section 8.02. Trust Accounts; Distributions. (a)On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee for the benefit of the Noteholders, or the Co-Owner Trustee for the benefit of the Securityholders, the Trust Accounts as provided in Article V of the Sale and Servicing Agreement. The Indenture Trustee or Co-Owner Trustee shall deposit amounts into each of the Trust Accounts in accordance with the terms hereof, the Sale and Servicing Agreement and the Servicer's Monthly Remittance Report.

            (b) On the second Business Day prior to each Distribution Date, the Indenture Trustee shall withdraw from the Collection Account, pursuant to
Section 5.01(b)(2) of the Sale and Servicing Agreement, the Available Collection Amount and shall deposit such amount into the Note Distribution Account. On each Distribution Date, to the extent funds are available in the Note Distribution Account, the Indenture Trustee shall either retain funds in the Note Distribution Account for distribution on such day or make the withdrawals from the Note Distribution Account and deposits into the Certificate Distribution Account for distribution on such Distribution Date as required pursuant to
Section 5.01(c) of the Sale and Servicing Agreement.

            (c) On each Distribution Date and Redemption Date, to the extent funds are available in the Note Distribution Account, the Indenture Trustee shall make the following distributions from the amounts on deposit in the Note Distribution Account in the following order of priority (except as otherwise provided in Section 5.04(c) hereof):

            (i) (A) to the Servicer, an amount equal (i) to the Servicing Compensation (net of any amounts retained prior to deposit into the Collection Account pursuant to Section 5.01(b)(1) of the Sale and Servicing Agreement) and all unpaid Servicing Compensation from prior Distribution Dates and (ii) all Nonrecoverable Servicing Advances not previously reimbursed, (B) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Distribution Dates, (C) to the Servicer, in trust for the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Due Periods, and (D) to the Custodian, an amount equal to the Custodian Fee, if any, and all unpaid Custodian Fees from prior Distribution Dates; and

            (ii) to the Noteholders, the amounts set forth in Sections 5.01(d) and (e) of the Sale and Servicing Agreement.

            (d) On each Distribution Date and each Redemption Date, to the extent of the interest of the Indenture Trustee in the Certificate Distribution Account (as described in Section 5.03(a) of the Sale and Servicing Agreement), the Indenture Trustee hereby authorizes the Owner Trustee, the Co-Owner Trustee or the Paying Agent, as applicable, to make the distributions from the Certificate Distribution Account as required pursuant to Sections 5.01(d) and (e) of the Sale and Servicing Agreement.

            Section 8.03. General Provisions Regarding Accounts. (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Permitted Investments and reinvested by the Indenture Trustee at the direction of the Servicer in accordance with the provisions of Article V of the Sale and Servicing Agreement. All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee into the Note Distribution Account, and any loss resulting from such investments shall be charged to such account. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

            (b) Subject to Section 6.01(c) hereof, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

            (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m. Eastern Time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02 hereof or (iii) if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Collateral are being applied in accordance with Section 5.05 hereof as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

            Section 8.04. Servicer's Monthly Statements. On each Distribution Date, the Indenture Trustee shall deliver the Servicer's Monthly Remittance Report (as defined in the Sale and Servicing Agreement) with respect to such Distribution Date to DTC and the Rating Agencies.

            Section 8.05. Release of Collateral. (a) Subject to the payment of its fees and expenses pursuant to Section 6.07 hereof, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

            (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Certificateholders pursuant to Section 5.02(b) of the Sale and Servicing Agreement, to the Servicer pursuant to Section 8.02(c)(i)(A) hereof, to the Indenture Trustee pursuant to Section 8.02(c)(i)(B) hereof, to the Owner Trustee pursuant to Section 8.02(c)(i)(C) hereof and to the Custodian pursuant to Section 8.02(c)(i)(D) hereof have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Subsection (b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01 hereof.

            Section 8.06. Opinion of Counsel. The Indenture Trustee shall receive at least seven days' prior notice when requested by the Issuer to take any action pursuant to Section 8.05(a) hereof, accompanied by copies of any instruments involved, and the Indenture Trustee may also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

            Section 9.01. Supplemental Indentures Without Consent of Noteholders. (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

            (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

            (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

            (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

            (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

            (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, however, that such action shall not adversely affect the interests of the Holders of the Notes;

            (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI hereof; or

            (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

            The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

            (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior consent of the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by (i) an Opinion of Counsel or (ii) satisfaction of the Rating Agency Condition, adversely affect in any material respect the interests of any Noteholder.

            Section 9.02. Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior consent of the Rating Agencies, and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

            (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Termination Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V hereof, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

            (b) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

            (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

            (d) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.04 hereof;

            (e) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

            (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

            (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

            The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

            In connection with requesting the consent of the Noteholders pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            Section 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

            Section 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

            Section 9.05. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

            Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this

Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

            Section 9.07. Amendments to Trust Agreement.

            Subject to Section 11.1 of the Trust Agreement, the Indenture Trustee shall, upon Issuer Order, consent to any proposed amendment to the Trust Agreement or an amendment to or waiver of any provision of any other document relating to the Trust Agreement, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon satisfaction of the requirements under Section 11.1 of the Trust Agreement. Nothing in this Section shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                    ARTICLE X

                               REDEMPTION OF NOTES

            Section 10.01. Redemption.

            The Majority Residual Interestholders (as defined in the Trust Agreement) may, at their option, effect an early redemption of the Notes on any Distribution Date on or after the Distribution Date on which the Pool Principal Balance declines to 10% or less of the Original Pool Principal Balance. The Majority Residual Interestholders shall effect such early termination in the manner specified in and subject to the provisions of Section 11.02(b) of the Sale and Servicing Agreement.

            The Servicer or the Issuer shall furnish the Rating Agencies notice of any such redemption in accordance with Section 10.02 hereof.

            Section 10.02. Form of Redemption Notice. Notice of redemption under
Section 10.01 hereof shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 10 days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address or facsimile number appearing in the Note Register.

            All notices of redemption shall state:

            (i) the Redemption Date;

            (ii) that on the Redemption Date Noteholders shall receive the Note Redemption Amount; and

            (iii) the place where such Notes are to be surrendered for payment of the Termination Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02 hereof).

            Notice of redemption of the Notes shall be given by the Indenture Trustee in the name of the Issuer and at the expense of the Servicer. Failure to give to any Holder of any Note notice of redemption, or any defect therein, shall not impair or affect the validity of the redemption of any other Note.

            Section 10.03. Notes Payable on Redemption Date; Provision for Payment of Indenture Trustee. The Notes to be redeemed shall, following notice of redemption as required by Section 10.02 hereof (in the case of redemption pursuant to Section 10.01) hereof, on the Redemption Date become due and payable at the Note Redemption Amount and (unless the Issuer shall default in the payment of the Note Redemption Amount) no interest shall accrue thereon for any period after the date to which accrued interest is calculated for purposes of calculating the Note Redemption Amount. The Issuer may not redeem the Notes unless (i) all outstanding obligations under the Notes have been paid in full and (ii) the Indenture Trustee has been paid all amounts to which it is entitled hereunder.

                                   ARTICLE XI

                                  MISCELLANEOUS

            Section 11.01. Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture (except with respect to the Servicer's servicing activity in the ordinary course of its business), the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

            (b) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) hereof or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

            (c) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in subsection (b) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to subsection (b) above and this subsection (c), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

            (d) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

            (e) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in subsection (d) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by subsection (d) above and this subsection (e), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

            Section 11.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Transferor, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Transferor, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI hereof.

            Section 11.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.03.

            (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

            (c) The ownership of Notes shall be proved by the Note Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

            Section 11.04. Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

            (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

            (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and made, given, furnished or filed with the Issuer addressed to: Empire Funding Home Loan Owner Trust 1997-3, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
      Emmett R. Harmon, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

            Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of DCR, at the following address: Duff & Phelps Credit Rating Co., 55 East Monroe Street, 38th Floor, Chicago, Illinois 60603 Attention of: MBS Monitoring, and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

            Section 11.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have duly been given.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

            Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

            Section 11.06. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

            The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

            Section 11.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 11.08. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

            Section 11.09. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 11.10. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 11.11. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

            Section 11.12. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.13. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            Section 11.14. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

            Section 11.15. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or, except as expressly provided for in
Article VI hereof, under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may expressly have agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

            Section 11.16. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Transferor, the Servicer or the Issuer, or join in any institution against the Transferor, the Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law, in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

            Section 11.17. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may reasonably be requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

            IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                     EMPIRE FUNDING HOME LOAN
                                     OWNER TRUST 1997-3

                                     By: Wilmington Trust Company
                                         not in its individual capacity but
                                         solely as Owner Trustee

                                     By: ______________________________________
                                         Name:
                                         Title:

                                     U.S. BANK NATIONAL ASSOCIATION,
                                     d/b/a FIRST BANK NATIONAL ASSOCIATION, as
                                     Indenture Trustee

                                     By: ______________________________________
                                         Name:
                                         Title:

STATE OF __________

COUNTY OF __________

            BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee on behalf of EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a Delaware business trust, and that such person executed the same as the act of said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

            GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of August,
1997.

                                 ______________________________________________
                                 Notary Public in and for the State of New York

My commission expires:

_________________________________

STATE OF __________

COUNTY OF __________

            BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of U.S. BANK NATIONAL ASSOCIATION, d/b/a FIRST BANK NATIONAL ASSOCIATION, a national banking association, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

            GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of August,
1997.

                                 ______________________________________________
                                 Notary Public in and for the State of New York

(Seal)

My commission expires:

_________________________________

                                   Exhibit A

                                 CLASS A-1 NOTE

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER (II) ABOVE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                                                  $17,215,000.00

No. A-1-1                                                 CUSIP NO.  291701 AT 7

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3

                       CLASS A-1 9.09% ASSET BACKED NOTES

            EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Seventeen Million Two Hundred Fifteen Thousand Dollars ($17,215,000.00) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Class A-1 Note and the denominator of which is the aggregate principal amount of all Class A-1 Notes by (ii) the aggregate amount, if any payable from the Note Distribution Account in respect of principal on the Class A-1 Notes pursuant to Section 5.01(d) and (e) of the Sale and Servicing Agreement dated as of August 1, 1997; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Final Scheduled Distribution Date, (ii) the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture (the "Indenture") dated as of August 1, 1997 between the Issuer and U.S. Bank National Association, a national banking association, which also contains rules as to construction that shall be applicable herein.

            The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                     A-1-2

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-1-3

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August __, 1997

                                        EMPIRE FUNDING HOME LOAN OWNER
                                           TRUST 1997-3

                                        By:  Wilmington Trust Company,
                                             not in its individual capacity but
                                             solely as Owner Trustee under the
                                             Trust Agreement


                                        By:
                                             ---------------------------------
                                             Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August __, 1997

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                             ---------------------------------
                                             Authorized Signatory


                                     A-1-4

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 9.09% Asset Backed Notes (herein called the "Class A-1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture.

            The Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            Principal of the Class A-1 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 1997.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the holders of the Class A-1 Notes entitled thereto.

            Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will


                                     A-1-5
notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in (St. Paul, Minnesota).

            As provided in the Indenture and the Sale and Servicing Agreement, the Class A-1 Notes may be redeemed (a) in whole, but not in part, at the option of the holders of greater than 50% of the Residual Interest Certificates on any Distribution Date on and after the date on which the Pool Principal Balance is less than 10% of the Initial Pool Principal Balance.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of


                                     A-1-6
the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     A-1-7

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-1-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_______________


                                                                              */
                                       -----------------------------------------
                                                   Signature Guaranteed:


                                                                              */
                                       -----------------------------------------

- ----------
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-1-9

                                 CLASS A-2 NOTE

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER (II) ABOVE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                                                  $29,968,000.00

No. A-2-1                                                 CUSIP NO.  291701 AU 4

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3

                       CLASS A-2 7.75% ASSET BACKED NOTES

            EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Twenty-Nine Million Nine Hundred Sixty-Eight Thousand Dollars ($29,968,000.00) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Class A-2 Note and the denominator of which is the aggregate principal amount of all Class A-2 Notes by (ii) the aggregate amount, if any payable from the Note Distribution Account in respect of principal on the Class A-2 Notes pursuant to Section 5.01(d) and (e) of the Sale and Servicing Agreement dated as of August 1, 1997; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Final Scheduled Distribution Date,
(ii) the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture (the "Indenture") dated as of August 1, 1997 between the Issuer and U.S. Bank National Association, a national banking association, which also contains rules as to construction that shall be applicable herein.

            The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                     A-2-2

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-2-3

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August __, 1997

                                       EMPIRE FUNDING HOME LOAN OWNER
                                          TRUST 1997-3

                                       By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreement


                                       By:
                                           -------------------------------------
                                           Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August __, 1997

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Indenture Trustee


                                       By:
                                           -------------------------------------
                                           Authorized Signatory


                                     A-2-4

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2 7.75% Asset Backed Notes (herein called the "Class A-2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-2 Notes are subject to all terms of the Indenture.

            The Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            Principal of the Class A-2 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 1997.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the holders of the Class A-2 Notes entitled thereto.

            Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will


                                     A-2-5
notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in (St. Paul, Minnesota).

            As provided in the Indenture and the Sale and Servicing Agreement, the Class A-2 Notes may be redeemed (a) in whole, but not in part, at the option of the holders of greater than 50% of the Residual Interest Certificates on any Distribution Date on and after the date on which the Pool Principal Balance is less than 10% of the Initial Pool Principal Balance.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of


                                     A-2-6
the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     A-2-7

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-2-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________


                                                                              */
                                       -----------------------------------------
                                                   Signature Guaranteed:


                                                                              */
                                       -----------------------------------------

- ----------
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-2-9

                                 CLASS A-3 NOTE

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER (II) ABOVE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                                                  $32,492,000.00

No. A-3-1                                                 CUSIP NO.  291701 AV 2

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3

                       CLASS A-3 7.35% ASSET BACKED NOTES

            EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Thirty-Two Million Four Hundred Ninety-Two Thousand Dollars ($32,492,000.00) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Class A-3 Note and the denominator of which is the aggregate principal amount of all Class A-3 Notes by (ii) the aggregate amount, if any payable from the Note Distribution Account in respect of principal on the Class A-3 Notes pursuant to Section 5.01(d) and (e) of the Sale and Servicing Agreement dated as of August 1, 1997; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Final Scheduled Distribution Date,
(ii) the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture (the "Indenture") dated as of August 1, 1997 between the Issuer and U.S. Bank National Association, a national banking association, which also contains rules as to construction that shall be applicable herein.

            The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                     A-3-2

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-3-3

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August __, 1997

                                       EMPIRE FUNDING HOME LOAN OWNER
                                          TRUST 1997-3

                                       By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreement


                                       By:
                                           ------------------------------------
                                           Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August __, 1997

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Indenture Trustee


                                       By:
                                           -------------------------------------
                                           Authorized Signatory


                                     A-3-4

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3 7.35% Asset Backed Notes (herein called the "Class A-3 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-3 Notes are subject to all terms of the Indenture.

            The Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            Principal of the Class A-3 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 1997.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the holders of the Class A-3 Notes entitled thereto.

            Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will


                                     A-3-5
notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in (St. Paul, Minnesota).

            As provided in the Indenture and the Sale and Servicing Agreement, the Class A-3 Notes may be redeemed (a) in whole, but not in part, at the option of the holders of greater than 50% of the Residual Interest Certificates on any Distribution Date on and after the date on which the Pool Principal Balance is less than 10% of the Initial Pool Principal Balance.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of


                                     A-3-6
the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     A-3-7

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-3-8

                                   ASSIGNMENT

            Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________


                                                                              */
                                       -----------------------------------------
                                                   Signature Guaranteed:


                                                                              */
                                       -----------------------------------------

- ----------
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-3-9

                                 CLASS A-4 NOTE

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER (II) ABOVE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                                                  $21,015,000.00

No. A-4-1                                                 CUSIP NO.  291701 AW 0

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3

                       CLASS A-4 7.16% ASSET BACKED NOTES

            EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Twenty-One Million Fifteen Thousand Dollars ($21,015,000.00) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Class A-4 Note and the denominator of which is the aggregate principal amount of all Class A-4 Notes by (ii) the aggregate amount, if any payable from the Note Distribution Account in respect of principal on the Class A-4 Notes pursuant to Section 5.01(d) and (e) of the Sale and Servicing Agreement dated as of August 1, 1997; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Final Scheduled Distribution Date, (ii) the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture (the "Indenture") dated as of August 1, 1997 between the Issuer and U.S. Bank National Association, a national banking association, which also contains rules as to construction that shall be applicable herein.

            The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                     A-4-2

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-4-3

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August __, 1997

                                       EMPIRE FUNDING HOME LOAN OWNER
                                          TRUST 1997-3

                                       By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreement


                                       By:
                                           ------------------------------------
                                           Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August __, 1997

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Indenture Trustee


                                       By:
                                           -------------------------------------
                                           Authorized Signatory


                                     A-4-4

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-4 7.16% Asset Backed Notes (herein called the "Class A-4 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-4 Notes are subject to all terms of the Indenture.

            The Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            Principal of the Class A-4 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 1997.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the holders of the Class A-4 Notes entitled thereto.

            Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will


                                     A-4-5
notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in (St. Paul, Minnesota).

            As provided in the Indenture and the Sale and Servicing Agreement, the Class A-4 Notes may be redeemed (a) in whole, but not in part, at the option of the holders of greater than 50% of the Residual Interest Certificates on any Distribution Date on and after the date on which the Pool Principal Balance is less than 10% of the Initial Pool Principal Balance.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of


                                     A-4-6
the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     A-4-7

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-4-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________


                                                                              */
                                       -----------------------------------------
                                                   Signature Guaranteed:


                                                                              */
                                       -----------------------------------------

- ----------
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-4-9

                                 CLASS A-5 NOTE

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER (II) ABOVE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                                                  $24,232,000.00

No. A-5-1                                                 CUSIP NO.  291701 AX 8

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3

                       CLASS A-5 7.21% ASSET BACKED NOTES

            EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Twenty-Four Million Two Hundred Thirty-Two Thousand Dollars ($24,232,000.00) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Class A-5 Note and the denominator of which is the aggregate principal amount of all Class A-5 Notes by (ii) the aggregate amount, if any payable from the Note Distribution Account in respect of principal on the Class A-5 Notes pursuant to Section 5.01(d) and (e) of the Sale and Servicing Agreement dated as of August 1, 1997; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Final Scheduled Distribution Date,
(ii) the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture (the "Indenture") dated as of August 1, 1997 between the Issuer and U.S. Bank National Association, a national banking association, which also contains rules as to construction that shall be applicable herein.

            The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                     A-5-2

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-5-3

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August __, 1997

                                       EMPIRE FUNDING HOME LOAN OWNER
                                          TRUST 1997-3

                                       By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreement


                                       By:
                                           ------------------------------------
                                           Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August __, 1997

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Indenture Trustee


                                       By:
                                           -------------------------------------
                                           Authorized Signatory


                                     A-5-4

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-5 7.21% Asset Backed Notes (herein called the "Class A-5 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-5 Notes are subject to all terms of the Indenture.

            The Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            Principal of the Class A-5 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 1997.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class A-5 Notes shall be made pro rata to the holders of the Class A-5 Notes entitled thereto.

            Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will


                                     A-5-5
notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in (St. Paul, Minnesota).

            As provided in the Indenture and the Sale and Servicing Agreement, the Class A-5 Notes may be redeemed (a) in whole, but not in part, at the option of the holders of greater than 50% of the Residual Interest Certificates on any Distribution Date on and after the date on which the Pool Principal Balance is less than 10% of the Initial Pool Principal Balance.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of


                                     A-5-6
the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     A-5-7

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-5-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________


                                                                              */
                                       -----------------------------------------
                                                   Signature Guaranteed:


                                                                              */
                                       -----------------------------------------

- ----------
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-5-9

                                 CLASS A-6 NOTE

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER (II) ABOVE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                                                  $20,550,000.00

No. A-6-1                                                 CUSIP NO.  291701 AY 6

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3

                       CLASS A-6 7.43% ASSET BACKED NOTES

            EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Twenty Million Five Hundred Fifty Thousand Dollars ($20,550,000.00) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Class A-6 Note and the denominator of which is the aggregate principal amount of all Class A-6 Notes by (ii) the aggregate amount, if any payable from the Note Distribution Account in respect of principal on the Class A-6 Notes pursuant to Section 5.01(d) and (e) of the Sale and Servicing Agreement dated as of August 1, 1997; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Final Scheduled Distribution Date, (ii) the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture (the "Indenture") dated as of August 1, 1997 between the Issuer and U.S. Bank National Association, a national banking association, which also contains rules as to construction that shall be applicable herein.

            The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                     A-6-2

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-6-3

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August __, 1997

                                       EMPIRE FUNDING HOME LOAN OWNER
                                          TRUST 1997-3

                                       By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreement


                                       By:
                                           ------------------------------------
                                           Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August __, 1997

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Indenture Trustee


                                       By:
                                           -------------------------------------
                                           Authorized Signatory


                                     A-6-4

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-6 7.43% Asset Backed Notes (herein called the "Class A-6 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-6 Notes are subject to all terms of the Indenture.

            The Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            Principal of the Class A-6 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 1997.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class A-6 Notes shall be made pro rata to the holders of the Class A-6 Notes entitled thereto.

            Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will


                                     A-6-5
notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in (St. Paul, Minnesota).

            As provided in the Indenture and the Sale and Servicing Agreement, the Class A-6 Notes may be redeemed (a) in whole, but not in part, at the option of the holders of greater than 50% of the Residual Interest Certificates on any Distribution Date on and after the date on which the Pool Principal Balance is less than 10% of the Initial Pool Principal Balance.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of


                                     A-6-6
the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     A-6-7

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-6-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:


                                                                              */
                                       -----------------------------------------
                                                   Signature Guaranteed:


                                                                              */
                                       -----------------------------------------

- ----------
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-6-9

                                 CLASS A-7 NOTE

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER (II) ABOVE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                                                  $12,851,519.41

No. A-7-1                                                 CUSIP NO.  291701 AZ 3

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3

                          CLASS A-7 ASSET BACKED NOTES

            EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Twelve Million Eight Hundred Fifty-One Thousand Five Hundred Nineteen Dollars and Forty-One Cents ($12,851,519.41) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Class A-7 Note and the denominator of which is the aggregate principal amount of all Class A-7 Notes by (ii) the aggregate amount, if any payable from the Note Distribution Account in respect of principal on the Class A-7 Notes pursuant to Section 5.01(d) and (e) of the Sale and Servicing Agreement dated as of August 1, 1997; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Final Scheduled Distribution Date, (ii) the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture (the "Indenture") dated as of August 1, 1997 between the Issuer and U.S. Bank National Association, a national banking association, which also contains rules as to construction that shall be applicable herein.

            The Issuer will pay interest on this Note at a rate per annum equal to 7.62% on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date); provided, however, that this Note shall accrue interest at a rate per annum equal to 8.12% from and after the first day of the month in which the Clean-up Call Date (as defined in the Sale and Servicing Agreement) occurs. Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied


                                     A-7-2
first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-7-3

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August __, 1997

                                       EMPIRE FUNDING HOME LOAN OWNER
                                          TRUST 1997-3

                                       By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreement


                                       By:
                                           ------------------------------------
                                           Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August __, 1997

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Indenture Trustee


                                       By:
                                           -------------------------------------
                                           Authorized Signatory


                                     A-7-4

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-7 Asset Backed Notes (herein called the "Class A-7 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-7 Notes are subject to all terms of the Indenture.

            The Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            Principal of the Class A-7 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 1997.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class A-7 Notes shall be made pro rata to the holders of the Class A-7 Notes entitled thereto.

            Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will


                                     A-7-5
notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in (St. Paul, Minnesota).

            As provided in the Indenture and the Sale and Servicing Agreement, the Class A-7 Notes may be redeemed (a) in whole, but not in part, at the option of the holders of greater than 50% of the Residual Interest Certificates on any Distribution Date on and after the date on which the Pool Principal Balance is less than 10% of the Initial Pool Principal Balance.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of


                                     A-7-6
the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     A-7-7

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-7-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:


                                                                              */
                                       -----------------------------------------
                                                   Signature Guaranteed:


                                                                              */
                                       -----------------------------------------

- ----------
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-7-9

                                 CLASS M-1 NOTE

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER (II) ABOVE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                                                  $33,805,733.68

No. M-1-1                                                 CUSIP NO.  291701 BA 7

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3

                       CLASS M-1 7.45% ASSET BACKED NOTES

            EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Thirty-Three Million Eight Hundred Five Thousand Seven Hundred Thirty-Three Dollars and Sixty-Eight Cents ($33,805,733.68) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Class M-1 Note and the denominator of which is the aggregate principal amount of all Class M-1 Notes by (ii) the aggregate amount, if any payable from the Note Distribution Account in respect of principal on the Class M-1 Notes pursuant to Section 5.01(d) and (e) of the Sale and Servicing Agreement dated as of August 1, 1997; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Final Scheduled Distribution Date, (ii) the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture (the "Indenture") dated as of August 1, 1997 between the Issuer and U.S. Bank National Association, a national banking association, which also contains rules as to construction that shall be applicable herein.

            The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                     M-1-2

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     M-1-3

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August __, 1997

                                       EMPIRE FUNDING HOME LOAN OWNER
                                          TRUST 1997-3

                                       By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreement


                                       By:
                                           ------------------------------------
                                           Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August __, 1997

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Indenture Trustee


                                       By:
                                           -------------------------------------
                                           Authorized Signatory


                                     M-1-4

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class M-1 7.45% Asset Backed Notes (herein called the "Class M-1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class M-1 Notes are subject to all terms of the Indenture.

            The Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            Principal of the Class M-1 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 1997.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class M-1 Notes shall be made pro rata to the holders of the Class M-1 Notes entitled thereto.

            Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will


                                     M-1-5
notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in (St. Paul, Minnesota).

            As provided in the Indenture and the Sale and Servicing Agreement, the Class M-1 Notes may be redeemed (a) in whole, but not in part, at the option of the holders of greater than 50% of the Residual Interest Certificates on any Distribution Date on and after the date on which the Pool Principal Balance is less than 10% of the Initial Pool Principal Balance.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of


                                     M-1-6
the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     M-1-7

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     M-1-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________


                                                                              */
                                       -----------------------------------------
                                                   Signature Guaranteed:


                                                                              */
                                       -----------------------------------------

- ----------
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     M-1-9

                                 CLASS M-2 NOTE

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER (II) ABOVE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                                                  $14,085,722.37

No. M-2-1                                                 CUSIP NO.  291701 BB 5

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3

                       CLASS M-2 7.41% ASSET BACKED NOTES

            EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Fourteen Million Eighty-Fifty Thousand Seven Hundred Twenty-Two Dollars and Thirty-Seven Cents ($14,085,722.37) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Class M-2 Note and the denominator of which is the aggregate principal amount of all Class M-2 Notes by (ii) the aggregate amount, if any payable from the Note Distribution Account in respect of principal on the Class M-2 Notes pursuant to Section 5.01(d) and (e) of the Sale and Servicing Agreement dated as of August 1, 1997; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Final Scheduled Distribution Date, (ii) the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture (the "Indenture") dated as of August 1, 1997 between the Issuer and U.S. Bank National Association, a national banking association, which also contains rules as to construction that shall be applicable herein.

            The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                     M-2-2

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     M-2-3

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August __, 1997

                                       EMPIRE FUNDING HOME LOAN OWNER
                                          TRUST 1997-3

                                       By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreement


                                       By:
                                           ------------------------------------
                                           Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August __, 1997

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Indenture Trustee


                                       By:
                                           -------------------------------------
                                           Authorized Signatory


                                     M-2-4

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class M-2 7.41% Asset Backed Notes (herein called the "Class M-2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class M-2 Notes are subject to all terms of the Indenture.

            The Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            Principal of the Class M-2 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 1997.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class M-2 Notes shall be made pro rata to the holders of the Class M-2 Notes entitled thereto.

            Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will


                                     M-2-5
notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in (St. Paul, Minnesota).

            As provided in the Indenture and the Sale and Servicing Agreement, the Class M-2 Notes may be redeemed (a) in whole, but not in part, at the option of the holders of greater than 50% of the Residual Interest Certificates on any Distribution Date on and after the date on which the Pool Principal Balance is less than 10% of the Initial Pool Principal Balance.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of


                                     M-2-6
the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     M-2-7

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     M-2-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________


                                                                              */
                                       -----------------------------------------
                                                   Signature Guaranteed:


                                                                              */
                                       -----------------------------------------

- ----------
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     M-2-9

                                 CLASS B-1 NOTE

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER (II) ABOVE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                                                  $13,522,293.47

No. B-1-1                                                 CUSIP NO.  291701 BC 3

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3

                       CLASS B-1 7.75% ASSET BACKED NOTES

            EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Thirteen Million Five Hundred Twenty-Two Thousand Two Hundred Ninety-Three Dollars and Forty-Seven Cents ($13,522,293.47) payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Class B-1 Note and the denominator of which is the aggregate principal amount of all Class B-1 Notes by (ii) the aggregate amount, if any payable from the Note Distribution Account in respect of principal on the Class B-1 Notes pursuant to Section 5.01(d) and (e) of the Sale and Servicing Agreement dated as of August 1, 1997; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Final Scheduled Distribution Date, (ii) the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture (the "Indenture") dated as of August 1, 1997 between the Issuer and U.S. Bank National Association, a national banking association, which also contains rules as to construction that shall be applicable herein.

            The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                     B-1-2

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-1-3

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August __, 1997

                                       EMPIRE FUNDING HOME LOAN OWNER
                                          TRUST 1997-3

                                       By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreement


                                       By:
                                           ------------------------------------
                                           Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August __, 1997

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Indenture Trustee


                                       By:
                                           -------------------------------------
                                           Authorized Signatory


                                     B-1-4

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B-1 7.75% Asset Backed Notes (herein called the "Class B-1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class B-1 Notes are subject to all terms of the Indenture.

            The Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            Principal of the Class B-1 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 1997.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class B-1 Notes shall be made pro rata to the holders of the Class B-1 Notes entitled thereto.

            Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will


                                     B-1-5
notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in (St. Paul, Minnesota).

            As provided in the Indenture and the Sale and Servicing Agreement, the Class B-1 Notes may be redeemed (a) in whole, but not in part, at the option of the holders of greater than 50% of the Residual Interest Certificates on any Distribution Date on and after the date on which the Pool Principal Balance is less than 10% of the Initial Pool Principal Balance.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of


                                     B-1-6
the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     B-1-7

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     B-1-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:


                                                                              */
                                       -----------------------------------------
                                                   Signature Guaranteed:


                                                                              */
                                       -----------------------------------------

- ----------
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     B-1-9

                                 CLASS B-2 NOTE

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

ANY PERSON WHO PURCHASES THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO HAVE MADE, UPON SUCH PURCHASE, THE REPRESENTATIONS SET FORTH UNDER THE HEADING "NOTICES TO INVESTORS" IN THE PRIVATE PLACEMENT MEMORANDUM DATED AUGUST 19, 1997 FOR THE EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3 HOME LOAN ASSET BACKED NOTES, SERIES 1997-3.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS EXEMPTIONS HAVE BEEN SATISFIED:
PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER (II) ABOVE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                     B-2-2

                           Note Principal Amount: See Schedule I Attached Hereto

No. B-2-1                                                 CUSIP NO.  291701 BD 1

                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3

                       CLASS B-2 8.69% ASSET BACKED NOTES

            EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum set forth on Schedule I attached hereto payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount of this Class B-2 Note and the denominator of which is the aggregate principal amount of all Class B-2 Notes by (ii) the aggregate amount, if any payable from the Note Distribution Account in respect of principal on the Class B-2 Notes pursuant to Section 5.01(d) and (e) of the Sale and Servicing Agreement dated as of August 1, 1997; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of (i) the Final Scheduled Distribution Date, (ii) the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture (the "Indenture") dated as of August 1, 1997 between the Issuer and U.S. Bank National Association, a national banking association, which also contains rules as to construction that shall be applicable herein.

            The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment in full, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date during the calendar month preceding such Distribution Date (each, a "Due Period"). Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                     B-2-3

            This Note is issued on August 22, 1997, and based on its issue price of 91.45477%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Note pays in accordance with projected cash flows reflecting the prepayment assumption of 100% of the Prepayment Assumption (as defined in the Prospectus Supplement dated August 19, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class B-1 Notes) used to price this Note: (i) the amount of OID as a percentage of the initial principal balance of this Note is approximately 8.54523%; and (ii) the annual yield to maturity of this Note, compounded monthly, is approximately 10.19%. There is no short first accrual period.

            Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

            Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-2-4

            IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August __, 1997

                                       EMPIRE FUNDING HOME LOAN OWNER
                                          TRUST 1997-3

                                       By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreement


                                       By:
                                           ------------------------------------
                                           Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August __, 1997

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Indenture Trustee


                                       By:
                                           -------------------------------------
                                           Authorized Signatory


                                     B-2-5

            This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B-2 8.69% Asset Backed Notes (herein called the "Class B-2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class B-2 Notes are subject to all terms of the Indenture.

            The Class A-1 Notes, the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Notes and Class B-2 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

            Principal of the Class B-2 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 1997.

            As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Termination Date, if any, pursuant to Section 11.01 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes has declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 of the Indenture. All principal payments on the Class B-2 Notes shall be made pro rata to the holders of the Class B-2 Notes entitled thereto.

            Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will


                                     B-2-6
notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in (St. Paul, Minnesota).

            As provided in the Indenture and the Sale and Servicing Agreement, the Class B-2 Notes may be redeemed (a) in whole, but not in part, at the option of the holders of greater than 50% of the Residual Interest Certificates on any Distribution Date on and after the date on which the Pool Principal Balance is less than 10% of the Initial Pool Principal Balance.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of


                                     B-2-7
the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

            The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

            Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

            The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

            The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

            This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     B-2-8

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

            Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     B-2-9

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________


                                                                              */
                                       -----------------------------------------
                                                   Signature Guaranteed:


                                                                              */
                                       -----------------------------------------

- ----------
*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP,


                                     B-2-10

- --------------------------------------------------------------------------------
                                   SCHEDULE I

- --------------------------------------------------------------------------------

          Amount                      Date                          Initial

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

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- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


                                     B-2-11

                                   EXHIBIT B-1

                     FORM OF RULE 144A TRANSFER CERTIFICATE

      Re:   Empire Funding Home Loan Owner Trust 1997-3
            Asset-Backed Notes Series 1997-3

            Reference is hereby made to the Indenture dated as of August 1, 1997 (the "Indenture") between Empire Funding Home Loan Owner Trust 1997-3 (the "Trust") and U.S. Bank National Association (the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Sale and Servicing Agreement dated as of August 1, 1997 among the Trust, Empire Funding Corp. ("Empire Funding"), PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"), and U.S. Bank National Association as Indenture Trustee and Co-Owner Trustee.

            The undersigned (the "Transferor") has requested a transfer of $_________ initial Class Principal Balance of Class B-2 Notes to [insert name of transferee].

            In connection with such request, and in respect of such Class B-2 Notes, the Transferor hereby certifies that such Class B-2 Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture and the Class B-2 Notes and (ii) Rule 144A under the Securities Act of 1933, as amended to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

            This certificate and the statements contained herein are made for your benefit and the benefit of PaineWebber and the Depositor.

                                             __________________________________
                                             [Name of Transferor]


                                             By:_______________________________
                                                Name:
                                                Title:

Dated: _______________, __


                                     B-1-1

                                   EXHIBIT B-2

                         FORM OF PURCHASER'S LETTER FOR
                        INSTITUTIONAL ACCREDITED INVESTOR

                                                      __________________________
                                                                [Date]
Dear Sirs:

In connection with our proposed purchase of $_________________ initial Class Principal Balance of Class B-2 Home Loan Asset Backed Notes, Series 1997-3 (the "Offered Notes") issued by Empire Funding Home Loan Owner Trust 1997-3 (the "Trust"), we confirm that:

(1) We have received a copy of the Private Placement Memorandum dated August 19, 1997 relating to the Offered Notes (the "Private Placement Memorandum"), and we understand that the Offered Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws, and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Offered Notes we will do so only (A) pursuant to a registration statement which has been declared effective under the 1933 Act, (B) for so long as the Offered Notes are eligible for resale pursuant to Rule 144A under the 1933 Act, to a Person we reasonably believe is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the 1933 Act (an "Institutional Accredited Investor") that is acquiring the Offered Notes for its own account, or for the account of such an Institutional Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the 1933 Act, in each case in compliance with the requirements of the Indenture dated as of August 1, 1997 between Empire Funding Home Loan Owner Trust 1997-3 and U.S. Bank National Association, as Indenture Trustee, and applicable state securities laws; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Offered Notes from us a notice advising such purchaser that resales of the Offered Notes are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Offered Notes to an Institutional Accredited Investor, we will be required to furnish to the Indenture Trustee and the Depositor a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and applicable state securities laws. We further understand that the Offered Notes purchased by us will bear a legend to the foregoing effect.


                                      B-2-1

(3) We are acquiring the Offered Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the 1933 Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Offered Notes, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Offered Notes purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

      Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Private Placement Memorandum or, if not defined therein, in the Indenture.

      You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,

                                            ___________________________________
                                            [Purchaser]


                                            By:________________________________
                                                Name:
                                                Title:


                                     B-2-2

                                   EXHIBIT B-3

                          [FORM OF TRANSFER AFFIDAVIT]

STATE OF ____________ )
                      )      ss.:
COUNTY OF ___________ )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is the _____________ of ________________________________ (the "Investor"), a [corporation duly organized] and existing under the laws of _____________ on behalf of which he makes this affidavit.

      2. The Investor either (i) is not, and is not acquiring the Offered Notes on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA or Section 4975 of the Code, or
(b) is, or is acquiring the Offered Notes on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA of Section 4975 of the Code and the relevant conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts, PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts), and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

      3. The Investor hereby acknowledges that under the terms of the Indenture (the "Agreement") between Empire Funding Home Loan Owner Trust 1997-3 and U.S. Bank National Association, as co-owner trustee, dated as of August 1, 1997, no transfer of the Definitive Notes (as defined in the Agreement) shall be permitted to be made to any person unless the Depositor and Owner Trustee have received a certificate from such transferee in the form hereof.

[FOR TRANSFERS IN RELIANCE UPON RULE 144A]

      4. The Investor is a "qualified institutional buyer" (as such term is defined under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and is acquiring the Offered Notes for its own account or as a fiduciary or agent for others (which others also are "qualified institutional buyers"). The Investor is familiar with Rule 144A under the 1933 Act, and is aware that the transferor of the Offered Notes and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the 1933 Act provided by Rule 144A.


                            B-3-1

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this __ day of _____________, 199__.

                                                _______________________________
                                                [Investor]

                                                By:____________________________
                                                   Name:
                                                   Title:

ATTEST:

____________________________


                                     B-3-2

STATE OF ____________ )
                      )      ss.:
COUNTY OF ___________ )

      Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

      Subscribed and sworn before me this ______ day of _______________, 199__.

                                                _______________________________
                                                NOTARY PUBLIC

                                                My commission expires the
                                                ______ day of __________, 19__


                                     b-3-3

                                    EXHIBIT C

ANY PERSON WHO PURCHASES THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO HAVE MADE, UPON SUCH PURCHASE, THE REPRESENTATIONS SET FORTH UNDER THE HEADING "NOTICES TO INVESTORS" IN THE PRIVATE PLACEMENT MEMORANDUM DATED AUGUST 19, 1997 FOR THE EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3 HOME LOAN ASSET BACKED NOTES, SERIES 1997-3.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (II) IF THE TRANSFEREE IS A PLAN, OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, THE RELEVANT CONDITIONS FOR EXEMPTIVE RELIEF UNDER AT LEAST ONE OF THE FOLLOWING PROHIBITED TRANSACTION CLASS

EXEMPTIONS HAVE BEEN SATISFIED: PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23 (RELATING TO TRANSACTIONS EFFECTED BY AN "IN-HOUSE ASSET MANAGER"), PTCE 95-60 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY GENERAL ACCOUNTS), PTCE 91-38 (RELATING TO TRANSACTIONS INVOLVING BANK COLLECTIVE INVESTMENT FUNDS), PTCE 90-1 (RELATING TO TRANSACTIONS INVOLVING INSURANCE COMPANY POOLED SEPARATE ACCOUNTS) AND PTCE 84-14 (RELATING TO TRANSACTIONS EFFECTED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER"). EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN THAT IS A PLAN, OR IS A PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN, SHALL BE DEEMED TO MAKE THE REPRESENTATION SET FORTH UNDER
(II) ABOVE.


                                      C-2